UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2026

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

200 East Camperdown Way
Greenville, South Carolina 29601
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(800) 822-2651

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1.00 per share	UCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2026 annual meeting of shareholders of United Community Banks, Inc., a Georgia corporation (the “Company”), was held on May 13, 2026 (the “Annual Meeting”). As of March 16, 2026, the record date of the Annual Meeting, 119,684,031 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 106,268,386 shares of United Community’s common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company’s shareholders voted on three proposals at the Annual Meeting. The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1. Each director nominee was elected to serve until the 2027 annual meeting of shareholders and until their successors are elected and qualified by the following tabulation:

	For	Withheld
Jennifer M. Bazante	95,302,576	2,550,021
George B. Bell	97,450,714	401,883
James P. Clements	95,239,490	2,613,107
Kenneth L. Daniels	97,067,786	784,811
Sally Pope Davis	95,417,134	2,435,463
Lance F. Drummond	91,777,730	6,074,867
H. Lynn Harton	95,308,066	2,544,531
John M. James	97,410,559	442,038
Jennifer K. Mann	96,837,619	1,014,978
Thomas A. Richlovsky	93,926,826	3,925,771
Tim R. Wallis	95,820,522	2,032,075
David H. Wilkins	90,022,278	7,830,319

There were 8,415,789 broker non-votes for each director on this proposal.

Proposal 2. The non-binding, advisory vote on the compensation of the Company’s Named Executive Officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
93,772,437	3,966,076	114,084	8,415,789

Proposal 3. The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2026 was approved by the following tabulation:

For	Against	Abstain
104,796,700	1,376,095	95,591

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Melinda Davis Lux
	Name:	Melinda Davis Lux
	Title:	Executive Vice President, Chief Administrative Officer, General Counsel, and Corporate Secretary

Date: May 15, 2026